EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Ross Stores, Inc. (the “Company”) on Form 10-Q for the quarter ended October 29, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Balmuth, as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that, to the best of my knowledge:

          (1)          The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

          (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 7, 2005	/s/Michael Balmuth

Michael Balmuth
Vice Chairman, President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.